Exhibit 10.15
ACTA NUMERO
En la ciudad de Mérida, Capital del Estado de Yucatán, Estados Unidos Mexicanos, a los  dos días del mes de diciembre del año dos mil quince, ante mí ABOGADO JORGE RAMON PENICHE AZNAR, Notario Público del Estado de Yucatán, en ejercicio, titular de la Notaría número setenta y dos, con residencia en esta capital, comparecieron las personas siguientes quienes expresaron tener las generales que se relacionan a continuación
I.- El señor  JUAN ANTONIO HERRERA GOMEZ RUEDA
     II.- El señor  MATEO ALFREDO MAZAL BEJA. -

Por cuanto los comparecientes Juan Antonio Herrera Gómez Rueda y Mateo Alfredo Mazal Beja no son conocidos de mí, el Notario, me acreditaron su identidad en los términos del artículo cuarenta y nueve de la Ley del Notariado del Estado de Yucatán, como sigue: el primero con su credencial para votar y el segundo con su pasaporte, documentos que exhiben originales y solicitan les sean devueltos por lo cual yo, el Notario, compulso copia certificada de los mismos y, previo el cotejo respectivo, con los originales de que respectivamente proceden las agrego al legajo de documentos del apéndice de esta escritura; y hago constar que los propios documentos contienen una fotografía que coinciden, a mi juicio,  con los respectivos rasgos fisonómicos de los propios comparecientes, documentos que, por tanto, estimo fehacientes para acreditar su identidad

El señor Juan Antonio Herrera Gomez Rueda concurre a esta escritura con su personalidad de apoderado de la persona jurídica denominada "Asideros Globales Corporativo", Sociedad de Responsabilidad Limitada de Capital Variable,  representación que acredita, al igual que la existencia legal de dicha sociedad, con la escritura de la empresa, mismos testimonios que exhibe originales y solicita que le sean devueltos por lo cual yo, el Notario, compulso copia certificada de dichos testimonios, y previo el cotejo respectivo con los originales de que respectivamente proceden, la agrego al legajo de documentos del apéndice de esta escritura; y hace constar, bajo protesta de decir verdad, que la representación que ostenta en esta escritura no le ha sido revocada ni limitada en forma alguna y que su representada es una sociedad mercantil, anónima, legalmente constituida y con domicilio social en esta ciudad, con cláusula de socios extranjeros y cuyo objeto es, principalmente promover, La siembra y cosecha de diferentes cultivos.

                 El señor Mateo Alfredo Mazal Beja concurre a esta escritura con su personalidad de apoderado de la persona jurídica denominada "Enerall Terra 2", Sociedad Anónima Promotora de Inversión de Capital Variable,  representación que acredita, al igual que la existencia legal de dicha sociedad, con la escritura de la empresa, mismos testimonios que exhibe originales y solicita que le sean devueltos por lo cual yo, el Notario, compulso copia certificada de dichos testimonios, y previo el cotejo respectivo con los originales de que respectivamente proceden, la agrego al legajo de documentos del apéndice de esta escritura; y hace constar, bajo protesta de decir verdad, que la representación que ostenta en esta escritura no le ha sido revocada ni limitada en forma alguna y que su representada es una sociedad mercantil, anónima, legalmente constituida y con domicilio social en esta ciudad, con cláusula de socios extranjeros y cuyo objeto es, principalmente,  la transformación de tierra improductiva, en tierra cultivable y productiva para la producción de diversos cultivos.
Los propios comparecientes, quienes tienen capacidad legal, sin que nada me conste en contrario, dijeron: que formalizan en esta escritura un contrato de compraventa respecto de diversos bienes inmuebles rústicos pactado entre Asideros Globales Corporativo S. De R.L. de C.V. a quien en lo sucesivo se le denominará en este contrato como "LA VENDEDORA", de una parte; y de la otra parte Enerall Terra 2, S.A.P.I. de C.V. a quien en lo sucesivo se le denominará en este contrato como "LA COMPRADORA" contrato que formalizan en los términos de los siguientes antecedentes y cláusulas:
ANTECEDENTES
     PRIMERO.- Declara "LA VENDEDORA": que es propietaria en pleno dominio de los predios rústicos denominados "Chumucbe", "San Jorge", "San José", "Santa Eulalia", "Santa Nazaria", "San Fernando" y "El Girasol" ubicados todos en la localidad de Sucopó, municipio de Tizimín, Yucatán y que se describen sucesivamente a continuación como sigue:
I.- "Finca denominada "Chumucbe", ubicada en el municipio de Tizimín, Estado de Yucatán, con una extensión de cuatrocientos treinta y ocho hectáreas y cuarenta áreas de tierras, con los linderos siguientes: al Norte, terrenos de Yokdzonot; al Este, terrenos de Vasa;y al Oeste, ejidos de Sucopó.

II.- "Finca rústica denominada "San Jorge",  identificada catastralmente con el número  dos mil trescientos treinta y nueve, de la localidad de Sucopó, municipio de Tizimín, Estado de Yucatán, con una extensión de ciento veintiocho hectáreas, setenta áreas de tierras; que dista de la localidad de Sucopó, a unos nueve kilómetros de la cabecera municipal, unos veinte kilómetros al Oriente y del camino público más inmediato, dos kilómetros; Colindancias: al Norte, el rancho San Fernando; al Sur, la finca San José; al Oriente, la finca Santa Elena; y al Poniente, la finca el Girasol".

III.- "Finca rústica denominada "SAN JOSE", antes "San Juan Sahcabchén", de la localidad de Sucopó, municipio de Tizimín, Estado de Yucatán, con una extensión de cuatrocientas cuarenta hectáreas, doce áreas de tierras, veinte kilómetros del camino público más inmediato, un kilómetro; Colindancias: al Norte, finca "San Fernando"; al Sur, terrenos de Chumucbé; al Oriente, terrenos de Yocchachich; y al Poniente, la finca el Yaaxché".

IV.- "Finca rústica denominada "SAN ROMAN-YOOCH-HA-CHICH", que constituye el tablaje de tierras número catastral un mil ciento cuarenta y dos, actualmente denominado "SANTA EULALIA", correspondiente a la localidad de Sucopó del Municipio y Partido de Tizimín, Estado de Yucatán, con una extensión de trescientas sesenta y dos hectáreas, buenas para el cultivo de cereales, extracción de chicle y maderas fuertes.- Distancias: de la localidad de Sucopó, once kilómetros al Oriente; de la cabecera municipal y partido y estación ferrocarrilera más próxima, que es Tizimín, veintiún kilómetros. El camino público más inmediato atraviesa la finca; linderos: al Norte, terrenos de San Francisco y terrenos baldíos; al Sur, terreno de la finca Uesa y parte de la finca Chumubé; al Oriente, terrenos de la finca San Pedro o tablaje catastral número un mil ciento noventa y uno; y al Poniente, terrenos de la hacienda Sahcabchén"

V.- "Finca rústica denominada "SANTA NAZARIA", según cédula catastral "SAN PEDRO", con número catastral un mil ciento noventa y uno, correspondiente a la localidad de Sucopó, Municipio y partido de Tizimín, Estado de Yucatán, con la extensión de trescientas hectáreas de tierras propias para el cultivo de cereales y pastos; ubicada en el cuadrante Noreste y distante de la localidad de Sucopó once kilómetros y de la cabecera municipal de partido, estación ferrocarrilera más próxima que es Tizimín, unos veintiún kilómetros y del camino público más inmediato que lo cruza.- Condiciones de salubridad buenas y carece de los demás datos que exige la ley, con los linderos siguientes: al Norte, colinda con terrenos nacionales de Dzonot Ake; al Sur, terrenos nacionales ya ocupados; al Este, terrenos de Yaaxchekú;  y al Oeste, terrenos de la finca Yooc-ha-chich"

VI.- "Finca rústica denominada "SAN FERNANDO", con número catastral un mil cuarenta y nueve, de la localidad de Sucopó, Municipio y partido de Tizimín, Estado de Yucatán, con una extensión de ciento veintiocho hectáreas, setenta áreas, cero centiáreas, dista de la localidad de Sucopó, nueve kilómetros de la cabecera Municipal y de partido y estación ferrocarrilera más próxima, Tizimín, veinte kilómetros del camino público más inmediato, dos kilómetros y linda: al Norte, con el ejido de Tizimín; al Sur, la finca "El Girasol"; al Oriente, la finca "El Naranjo" y al Poniente, el ejido de Sucopó".

VII.- "Finca rústica denominada "EL GIRASOL", con número catastral DOS MIL TRESCIENTOS TREINTA Y OCHO, de la localidad de Sucopó, Municipio y partido de Tizimín, Estado de Yucatán, con una extensión de ciento veintiocho hectáreas, setenta áreas, cero centiáreas, dista de la localidad de Sucopó, nueve kilómetros de la cabecera Municipal y de partido y estación ferrocarrilera más próxima, Tizimín, veinte kilómetros del camino público más inmediato, dos kilómetros y linda: al Norte, Rancho San Fernando; al Sur, la finca "San José"; al Oriente, el ejido Sucopó; y al Poniente, la finca San Fernando".

Que los referidos inmuebles los adquirió la declarante por compra que hizo a los señores Jorge Alberto Padilla Acevedo y Emilio Alberto Loret de Mola Gomory compraventa que fue formalizada en escritura pública número trescientos ochenta y nueve pasada en esta ciudad el día veintitrés de abril de dos mil ocho ante el Abogado Alvaro Roberto Baqueiro Cáceres, titular de la Notaría Pública número cincuenta y cinco del Estado y de la que se tomó razón, en el orden en que han sido relacionados los inmuebles de que se trata, en los folios electrónicos números 814573 (ochocientos catorce mil quinientos setenta y tres), 814,505 (ochocientos catorce mil quinientos cinco), 720085 (setecientos veinte mil ochenta y cinco), 802587 (ochocientos dos mil quinientos ochenta y siete), 802596 (ochocientos dos mil quinientos noventa y seis), 719259 (setecientos diecinueve mil doscientos cincuenta y nueve), 806175 (ochocientos seis mil ciento setenta y cinco) y con los números de inscripción 891139 (ochocientos noventa y un mil ciento treinta y nueve), 891149 (ochocientos noventa y un mil ciento treinta y nueve), 891170 (ochocientos noventa y un mil ciento setenta), 891161 (ochocientos noventa y un mil ciento sesenta y uno), 891186 (ochocientos noventa y un mil ciento ochenta y seis), 891176 (ochocientos noventa y un mil ciento setenta y seis y 891158 (ochocientos noventa y un mil ciento cincuenta y ocho) de la oficina del Registro Público de la Propiedad y del Comercio del Estado de Yucatán.

SEGUNDO.- Declara "LA VENDEDORA": que los inmuebles de su propiedad antes descritos se venden ad corpus, sin ninguna garantía o responsabilidad en lo que respecta a su uso o aplicación por parte de LA COMPRADORA, no reportan a la fecha gravamen alguno pues el de hipoteca que aparece relacionado en cada uno de los certificados de libertad de gravamen respectivos expedidos por la oficina del Registro Público de la Propiedad y del Comercio del Estado, mismos que exhibe originales y que agrego yo, el Notario al legajo de documentos del apéndice de esta acta, fue cancelado en diversa escritura de esta fecha pasada ante el precitado Notario Público Abogado Alvaro Roberto Baqueiro Cáceres; de igual forma que dichos inmuebles se encuentran libres de cualquier gravamen y/o restricción al derecho de propiedad y/o limitación para ser enajenados libres de gravamen, que no se adeuda impuesto predial en cuanto a los referidos inmuebles como se acredita con los certificados que exhibe originales y que yo, el Notario agrego al legajo de documentos del apéndice de esta escritura y que ninguno cuenta con el servicio público de agua potable.

TERCERO.- Declara "LA VENDEDORA": que es titular de los derechos derivados de los títulos de concesión para explotar, usar o aprovechar aguas nacionales del subsuelo siguientes:
a) Número 12YUC152508/32ASDA12 (uno dos YUC uno cinco dos cinco cero ocho diagonal tres dos ASDA uno dos) en el predio denominado "SAN JOSÉ", municipio de Tizimín, Yucatán.
b) Número 12YUC151639/32AMDA12 (uno dos YUC uno cinco uno seis tres nueve diagonal tres dos AMDA uno dos) en el predio denominado "CHUMUCBE", municipio de Tizimín, Yucatán.
c) Número 12YUC151667/32AMDA11 (uno dos YUC uno cinco uno seis seis siete diagonal tres dos AMDA uno uno) en el predio denominado "SANTA EULALIA". municipio de Tizimín, Yucatán.
 títulos que exhibe originales y de los cuales yo, el Notario compulso copia certificada de cada uno y previo el cotejo respectivo las agrego al legajo de documentos del apéndice de esta escritura.

CUARTO.- Declara LA VENDEDORA que es titular de los derechos derivados del Registro denominado  "Unidad de Manejo para la Conservación de la Vida Silvestre" OFICIO 726.4/DVS/155 otorgado por la Secretaria de Medio Ambiente y Recursos Naturales, el 21 de mayo de 2010, documento el cual me ha sido exhibidio, y del cual, yo el Notario agrego una copia certificada que agrego al apéndice de la presente escritura.

Expuesto lo anterior las partes formalizan el contrato de compraventa que han pactado en los términos de las siguientes:

CLAUSULAS:
     PRIMERA.- "LA VENDEDORA" por conducto de su representante legal compareciente declara y otorga: que enajena a título de compraventa, en forma total, definitiva e irrevocable Ad Corpus, y libres de gravamen en favor de "LA COMPRADORA" y esta a su vez los adquiere de aquella, el dominio pleno de los siete predios rústicos descritos en el inciso primero del capítulo de antecedentes de esta escritura con todo cuanto de hecho y por derecho corresponde a los referidos inmuebles y se encuentre dentro de su perímetro, sin limitación ni reserva alguna obligándose "LA VENDEDORA" al saneamiento de esta compraventa para el caso de evicción conforme a derecho.
     Para mejor identificación de los inmuebles vendidos ambas partes solicitan al suscrito Notario se agreguen al legajo de documentos del apéndice de esta escritura copia firmada por ambas partes del plano de localización de cada uno de dichos inmuebles que exhiben originales.

A mayor abundamiento, "LA VENDEDORA" declara y garantiza a "LA COMPRADORA", que no existe ningún gravamen o derecho de tercero garantizado con los inmuebles objeto de la presente operación, y que la cancelación de los gravámenes otorgado por "LA VENDEDORA" en la escritura pública de cancelación mencionada en el párrafo anterior, fue realizada conforme al derecho aplicable y que fueron cumplidos todos y cada uno de los procedimientos y autorizaciones necesarias para llevar a cabo dicha cancelación .

     De igual forma declara "LA VENDEDORA" que no requiere autorización corporativa ni de ninguna índole para la celebración de la presente operación de compraventa, y que los poderes que le fueron otorgados mediante (Datos del POA a Juan Herrera), son suficientes y bastantes para llevar a cabo el presente acto.

SEGUNDA.- El precio total, alzado y único pactado por las partes por la compraventa de los inmuebles es por la cantidad total de TREINTA Y CUATRO MILLONES OCHOCIENTOS SETENTA Y UN MIL SETECIENTOS NOVENTA Y CUATRO PESOS, MONEDA NACIONAL , de los cuales corresponde a cada uno de los inmuebles las siguientes cantidades:
a) por el predio denominado "Chumucbe", la cantidad de siete millones novecientos treinta y cinco mil treinta y tres pesos sesenta y tres centavos, moneda nacional;
b) por el predio denominado "San Jorge", la cantidad de dos millones trescientos veintinueve mil cuatrocientos sesenta y ocho pesos, trece centavos, moneda nacional;
c) por el predio denominado "San José", la cantidad de siete millones novecientos sesenta y seis mil ciento sesenta y cinco pesos sesenta y un centavos, moneda nacional;
d) por el predio denominado actualmente "Santa Eulalia" la cantidad de seis millones quinientos veintidós mil ciento noventa y cuatro pesos setenta y cuatro centavos, moneda nacional;
e) por el predio denominado "Santa Nazaria" la cantidad de cinco millones cuatrocientos veintinueve mil novecientos noventa y cinco pesos, sesenta y cuatro centavos, moneda nacional;
f) por el predio denominado "San Fernando" la cantidad de dos millones trescientos veintinueve mil cuatrocientos sesenta y ocho pesos, trece centavos, moneda nacional y
g) por el predio denominado "El Girasol" la cantidad de dos millones trescientos veintinueve mil cuatrocientos sesenta y ocho pesos trece centavos, moneda nacional.
Cantidad que paga "LA COMPRADORA" a "LA VENDEDORA"  como sigue: mediante transferencia electrónica emitida por la propia compradora a cargo de la institución bancaria denominada BANORTE S.A. por la suma de TREINTA Y CUATRO MILLONES OCHOCIENTOS SETENTA Y UN MIL SETECIENTOS NOVENTA Y CUATRO PESOS, MONEDA NACIONAL y a favor de FIDEICOMISO ZILKHA en la cuenta bancaria del propio fideicomiso en la institución bancaria "JP MORGAN CHASE BANK NA" por instrucciones expresas e irrevocables en ese sentido que ha girado "LA VENDEDORA" a "LA COMPRADORA" en virtud de que con ese importe la propia vendedora hace pago del crédito relacionado en las declaraciones de esta escritura, por lo cual "LA VENDEDORA" otorga formal recibo del mencionado precio total a "LA COMPRADORA" y el resguardo más eficaz en derecho que a su seguridad conduzca.

TERCERA.- Por virtud de la enajenación a título de compraventa formalizada en las cláusulas precedentes, queda consumada a favor de "LA COMPRADORA" la traslación de propiedad, en pleno dominio, de todos y cada uno de los predios descritos en la declaración primera de esta escritura; y queda verificada la entrega jurídica de dichos predios, a la adquirente, conforme a la Ley.
CUARTA.- "LA VENDEDORA" en este acto declara que deslinda de toda responsabilidad a "LA COMPRADORA" por cualquier responsabilidad derivada de cualquier contingencia laboral, fiscal, ambiental, administrativa y de cualquier otra índole, obligándose a sacar en paz y a salvo a LA COMPRADORA, y a reparar los daños, perjuicios, costas y gastos judiciales y honorarios de abogados en los que LA COMPRADORA, como adquirente de buena fé, tuviera que incurrir en caso de cualquier reclamación de terceros en virtud de los supuestos mencionados, relacionados con hechos previos a la realización de la presente compraventa.

QUINTA.- Los contratantes hacen constar: que el precio pactado por ellos en cuanto a la enajenación a título de compraventa de cada uno de los predios de que se trata es el justo y legal; que en su fijación no ha existido dolo ni lesión alguna; y que los propios inmuebles fueron avaluados, por designación de "LA COMPRADORA", por el Licenciado Efraín J. Díaz y Díaz, Corredor Público número uno del Estado en las mismas cantidades pactadas como precio de cada uno de dichos inmuebles, según consta de los dictámenes relativos que exhiben originales y que yo, el Notario, agrego al legajo de documentos del apéndice de esta escritura.

SEXTA.- "LA COMPRADORA" acepta las ventas otorgadas a su favor respecto de los inmuebles antes mencionados y hace constar que el día de hoy le fue entregada la posesión física de los propios inmuebles por "LA VENDEDORA".

SÉPTIMA – "EL COMPRADOR" reconoce que ha inspeccionado los inmuebles objeto de la presente escritura previo a la firma de la misma, y por tanto manifiesta su conformidad con las condiciones de los mismos, y salvo por cualquier disposición expresa a lo contrario establecida en la presente escritura pública, por medio de la presente acepta dichos inmuebles en sus condiciones actuales, sin contar con garantía alguna por parte del vendedor sobre la naturaleza o las condiciones de los inmuebles respecto al uso que el comprador  pretende darles. "El Vendedor" no garantiza o declara, ya sea implícita o expresamente, la adecuación de los inmuebles para un uso particular, ni la calidad, condiciones, capacidades, idoneidad, comerciabilidad o desempeño de los inmuebles. Las partes convienen que el inmueble se vende AD CORPUS y que los riesgos inherentes serán a cargo del Comprador.

OCTAVA – "El Comprador" conviene que adquiere los bienes inmuebles bajo la modalidad Ad Corpus y únicamente con base en sus propias investigaciones y análisis de los inmuebles vendidos, incluyendo, sin limitación: (a) la condición actual de los bienes inmuebles para efectos del uso que pretende dar el Comprador o para cualquier otro uso; (b) el cumplimiento o no de los inmuebles con cualesquier reglamentos, disposiciones o leyes aplicables respecto al uso agrícola, la silvicultura, de construcción, uso, disposiciones aplicables a incendios u otros permisos requeridos; (c) la ubicación de las medidas y colindancias de los bienes inmuebles y la presencia o ausencia de posesionarios sobre los inmuebles; (d) la existencia o no de servicios públicos, abastecimiento de aguas, drenajes u otros servicios y las condiciones de los mismos, así como el acceso a los mismos, si hubieren; (e) la superficie del predio, las dimensiones o el metraje cuadrado de los inmuebles.

NOVENA.- "LA VENDEDORA" declara y  otorga: que dentro del mismo precio pactado por la declarante con "LA COMPRADORA" por la compraventa de los inmuebles que son objeto de esta escritura cede y transfiere en favor de "LA COMPRADORA" todos y cada uno de los derechos que le competen como titular de los precitados títulos de concesión emitidos por la Comisión Nacional del Agua, descritos en el antecedente tercero anterior, los cuales se tienen por reproducidos como si a la letra se insertases, derechos que garantiza con los precitados títulos que ha exhibido, sin que garantice derechos o concesiones adicionales.  Queda acordado entre las partes que como consecuencia de la cesión de los referidos derechos "LA COMPRADORA" queda colocada a partir de esta fecha en el mismo lugar, grado y prelación que competían a "LA VENDEDORA" en cuanto a los multicitados derechos sin limitación ni reserva alguna, obligándose "LA VENDEDORA" a realizar los trámites que fueren necesarios, conjuntamente con "LA COMPRADORA" para que esta última sea reconocida como nueva titular de los derechos de que se trata. "LA COMPRADORA" acepta la cesión de derechos formalizada en este documento a su favor.

DECIMA.-"LA VENDEDORA" hace constar: que se encuentra al corriente en el pago de las contribuciones y aprovechamiento fiscales en materia de aguas nacionales en cuanto a los títulos de concesión de que se trata y hace constar, bajo protesta de decir verdad, que no tiene conocimiento de encontrarse en alguna de las causales de caducidad total o parcial previstas en la Ley de Aguas Nacionales y en su reglamento que impedirían la cesión de derechos mencionada en la cláusula novena anterior, y que por tanto no tiene conocimiento de la existencia de circunstancia alguna que impida la cesión de derechos que ha otorgado y se obliga a dar oportunamente a la Comisión Nacional del Agua el aviso por escrito de la multicitada cesión de derechos para los efectos legales que procedan.

DÉCIMA PRIMERA.- "LA VENDEDORA" declara y   otorga: que dentro del mismo precio pactado por la declarante con "LA COMPRADORA" por la compraventa de los inmuebles que son objeto de esta escritura cede y transfiere en favor de "LA COMPRADORA" todos y cada uno de los derechos que le competen como titular del Registro denominado  "Unidad de Manejo para la Conservación de la Vida Silvestre" OFICIO 726.4/DVS/155 otorgado por la Secretaria de Medio Ambiente y Recursos Naturales, el 21 de mayo de 2010, mencionado en el antecedente cuarto anterior, la cual se tiene por reproducida como si a la letra se insertase, derechos que garantiza con el precitado título que ha exhibido, sin que garantice derechos o concesiones adicionales. Queda acordado entre las partes que como consecuencia de la cesión de los referidos derechos "LA COMPRADORA" queda colocada a partir de esta fecha en el mismo lugar, grado y prelación que competían a "LA VENDEDORA" en cuanto a los multicitados derechos sin limitación ni reserva alguna, obligándose "LA VENDEDORA" a realizar los trámites que fueren necesarios, conjuntamente con "LA COMPRADORA" para que esta última sea reconocida como nueva titular de los derechos de que se trata. "LA COMPRADORA" acepta la cesión de derechos formalizada en este documento a su favor.

DÉCIMA SEGUNDA.- Todos los gastos, impuestos, derechos y honorarios que se causen por la compraventa formalizada en esta escritura, quedan a cargo y de cuenta exclusiva de "LA COMPRADORA" con la única excepción del pago del impuesto sobre la renta por enajenación de bienes que, conforme a la Ley relativa queda a cargo de "LA VENDEDORA" .

DÉCIMA TERCERA.- Para el caso de cualquier controversia que se suscitare respecto del contrato de compraventa y de la cesión de derechos que han sido formalizados en esta escritura los contratantes se someten expresamente a los Jueces y Tribunales competentes en la ciudad de Mérida, Yucatán.
Se agrega al apéndice de la presente escritura una versión en inglés de la presente acta para efectos informativos.
     Acerca del impuesto sobre la renta, los otorgantes manifiestan: que se encuentran al corriente en su pago, lo que no me acreditaron y que están inscritos en el Registro Federal de Contribuyentes como sigue: el señor Juan Antonio Herrera Gomez "LA VENDEDORA" y el Señor  Mateo Alfredo Mazal Beja "LA COMPRADORA".

APARTADO FISCAL:
     Por lo que toca al impuesto al valor agregado no se causa en esta escritura por ser objeto de la misma inmuebles que consisten en terrenos sin construcción alguna, según hacen constar, bajo protesta de decir verdad, "LA VENDEDORA" siendo aplicable al efecto el artículo noveno fracción primera de la ley relativa.   -
     Por lo que toca al impuesto sobre adquisición de inmuebles, habiendo efectuado yo, el Notario, el cálculo correspondiente, en los términos de ley, resultó un impuesto total a pagar por la suma total de seiscientos noventa y siete mil cuatrocientos treinta y cinco pesos ochenta y ocho centavos, moneda nacional, a cargo de "LA COMPRADORA".
     Por lo que toca al pago provisional del impuesto sobre la renta y al impuesto cedular respecto de la enajenación a título de compraventa formalizada en esta escritura no se practica cálculo ni retención alguna por ser la enajenante una persona jurídica.
Yo, el Notario, hago constar: que en este otorgamiento he dado cumplimiento a las obligaciones establecidas en los artículos dieciocho de la Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita y trece de las Reglas de Carácter General relativas a la propia Ley, y demás aplicables en la materia, por cuanto: a) identifiqué a los otorgantes en cuanto a sus respectivos nombres, fechas de nacimiento, domicilio y actividad u ocupación; b) los propios otorgantes acreditaron su identidad con los documentos respectivos, que contiene, cada uno, la fotografía y la firma de su titular y exhibieron igualmente las constancias de sus respectivas inscripciones en el Registro Nacional de Población y en el Registro Federal de Contribuyentes; c) que los propios comparecientes manifestaron que sus respectivos números telefónicos y correos electrónicos son los siguientes:
del señor Juan Juan Antonio Herrera Gomez Rueda 9999444656,  jherrera@gceholdings.com y del señor  Mateo Alfredo Mazal Beja 8183995600 mmazal@enerall.biz, hicimos constar tanto los propios comparecientes, como el suscrito Notario, que no existe entre nosotros relación alguna de negocios formal y cotidiana tal y como se define en el artículo tercero de las Reglas de Carácter General a que se refiere la indicada Ley; e) requerí a los comparecientes información acerca de si tienen conocimiento de la existencia de dueño o beneficiario controlador en esta operación y respondieron ambos en sentido negativo; y f) he integrado el expediente único de  identificación  de  cada  una de las clientes o usuarios que otorgan esta escritura en los términos del artículo doce (reformado) de las precitadas Reglas de Operación de la Ley, agregando los documentos a que antes me refiero al legajo de documentos del apéndice de esta acta.
Finalmente yo, el Notario, hago constar: que los comparecientes otorgan al suscrito Notario, en los términos de los artículos ocho y nueve de la Ley Federal de Protección de Datos Personales en Posesión de los Particulares, su consentimiento en lo referente al tratamiento de los datos personales que constan en este instrumento y en el expediente respectivo y autorizan que los mismos puedan ser proporcionados a las autoridades competentes, entre ellos las tributarias, judiciales y registros públicos, al igual que a las personas que tuvieren interés legítimo en los mismos, para todos los efectos legales a que haya lugar; que en esta escritura se llenaron todos los requisitos que establece el artículo cuarenta y nueve de la Ley del Notariado del Estado en vigor, en tanto me cercioré de la identidad y de la capacidad de los comparecientes, me aseguré de su voluntad para la celebración de este otorgamiento, les instruí acerca del sentido y efectos legales del mismo y, a su solicitud, di lectura a esta acta, manifestaron estar conformes con su tenor y la firman, ante mí, para constancia. Doy fe

DEED NUMBER
    In the City of Mérida, Capital of the State of Yucatán, United Mexican States, on December 2, 2015, before me JORGE RAMON PENICHE AZNAR, Notary Public of the State of Yucatan, in office, titleholder of Notary´s Office number seventy two, holding residence in this capital, appeared the following individuals who stated their general information to be as follows:

     I.- Mister JUAN ANTONIO HERRERA GOMEZ RUEDA
II.- Mister  MATEO ALFREDO MAZAL BEJA

Those appearing in this act, Juan Herrera Gómez Rueda and Alfredo Mateo Mazal Beja are not known to me, Notary, I credited his identity in accordance with Article forty-nine of the Notarial Law of the State of Yucatan, as follows: the first  with Voting Official ID and the second with Passport, documents exhibited in original and ask them to be returned for which I, the Notary, forwarded attested certified copy thereof and, after the respective comparison with the originals of which respectively are added to the file of documents as an Appendix; and I note that the documents themselves contain a photograph that match, in my opinion, with the respective facial features of those appearing themselves, documents, therefore, I consider credible to prove their identity

Mister Juan Antonio Herrera Gomez Rueda appears on this deed representing the corporate entity named "Asideros Globales Corporativo", Sociedad de Responsabilidad Limitada de Capital Variable, as such capacity is duly evidenced, along with the legal existence of such corporation, by means of the formation documents of the company, as such documents have been shown to me and which he requested to be returned, therefore, I, the Notary, have made certified copies thereof and, having first compared such copies to their originals from which they were made, I hereby attach such copies to the document file attached to this deed as the appendix; and I hereby attest, under penalty of perjury, that the capacity that has been established in this deed has not been revoked or limited in any form whatsoever and that the corporation being represented herein is a commercial corporation, limited, duly organized and whose principal office is in this city, with a foreigner´s admission/exclusion clause, and whose principal corporate purpose is, mainly, the Planting, Cultivation and Harvesting of Different Crops.

Mister Mateo Alfredo Mazal Beja appears on this deed in his capacity as assignee of the corporate entity named "Enerall Terra 2", Sociedad Promotora de Inversión de Capital Variable as such capacity is duly evidenced, along with the legal existence of such corporation, by means of of the formation documents of the company, as such documents have been shown to me and which he requested to be returned, therefore, I, the Notary, have made certified copies thereof and, having first compared such copies to their originals from which they were made, I hereby attach such copies to the document file attached to this deed as the appendix; and I hereby attest, under penalty of perjury, that the capacity that has been established in this deed has not been revoked or limited in any form whatsoever and that the corporation being represented herein is a commercial corporation, limited, duly organized and whose principal office is in this city, with a foreigner´s admission/exclusion clause, and whose principal corporate purpose is, mainly, the purchase and sale of real property.

The parties who appear themselves,  legal capacity, there being no evidence to the contrary, and they said: that they formalize by means of this deed a purchase agreement in regards to several rustic real properties, as agreed upon between Asideros Globales Corporativo S. de R.L. de C.V. who hereinafter shall be referred to as "THE SELLER", on the one hand; and on the other Enerall Terra 2, S.A.P.I. de C.V. who hereinafter shall be referred to as "THE BUYER", as such agreement is being formalized in accordance to the terms of the following background and clauses:

BACKGROUND
     FIRST.- "THE SELLER" hereby states: that it is the full owner of the rustic real properties named Chumucbe", "San Jorge", "San José", "Santa Eulalia", "Santa Nazaria", "San Fernando" and "El Girasol" all of which are located in the town of Sucopó, municipality of Tizimín, Yucatán and which are described further below as follows:

I. Parcel called "Chumucbe" located in the municipality of Tizimin, State of Yucatan, with an acreage of 438.40 hectares (four hundred thirty eight hectares and 40 areas of land, with the following boundaries: to the North, parcel of Yokdzonot; East, parcel of Vasa, and west ejido of Sucopó ".
II Rural parcel called "San Jorge", identified with cadastral number two thousand three hundred thirty-nine, of the town of Sucopo, municipality of Tizimin, State of Yucatan, with an acreage of 128.70 hectares (one hundred twenty eight hectares and seventy areas of land); which is located from the town of Sucopó, about nine kilometers from the county seat; about twenty kilometers to the East and two kilometers from the immediate public road; Boundaries: North, the San Fernando ranch; south, the San Jose parcel; the East, the Santa Elena parcel; and to the west, the el Girasol parcel.

III Rural parcel called "San Jose" former name "San Juan Sahcabchén" of the town of Sucopó, municipality of Tizimin, State of Yucatan, with an area of 440.12 hectares (four hundred forty hectares and twelve areas of land), at twenty kilometers and from the immediate public road, one kilometer; Boundaries: North, parcel "San Fernando"; South, Chumucbé parcel; the East Yocchachich parcel; and to the west, YAAXCHE parcel.

IV Parcel called "SAN ROMAN-YOOCH-HA-CHICH" that conforms the land cadastral number one thousand one hundred forty-two, actually called "Santa Eulalia", corresponding to the town  of Sucopo of the municipality and of Tizimín, State of Yucatan, with an acreage of 362 hectares (three hundred sixty two hectares), good for growing grain, harvesting of gum and wood.- Distances: from the town of Sucopo, eleven kilometers to the east; of the municipal base and nearest railroad station, which is Tizimín, twenty kilometers. The most immediate public road crosses the property; boundaries: north, San Francisco parcel; South, UESA and Chumucbé parcels; the East, San Pedro parcel or cadastral number one thousand one hundred ninety one; and the West, Sahcabchén Hacienda.

V. Parcel called "SANTA NAZARIA" according to the cadastral certificate "SAN PEDRO" with cadastral number one thousand one hundred ninety one, corresponding to the Sucopo town, municipality and county of Tizimin, State of Yucatan, with an acreagre of 300 hectares (three hundred hectares) for the cultivation of cereals and pasture lands; located in the northeast quadrant and distant from the town of Sucopo, eleven kilometers and from municipal head, nearest railroad station that is Tizimín, about twenty kilometers and from the immediate public road that crosses.- Terms of good sanitarium conditions and do not have other data required by law, with the following boundaries: to the north, adjacent to national land Dzonot Ake; South, public lands already occupied; East, Yaaxchekú parcel; and west Yooc-ha-chich farm.

VI Parcel called "San Fernando" with cadastral number one thousand forty nine, of Sucopo town, municipality Tizimin, State of Yucatan, with an acreage of 128.70 hectares (one hundred twenty eight hectares, seventy areas), distant from the town of Sucopo nine kilometers from the county base nearest railroad station, Tizimín, twenty kilometers from the immediate public road, two kilometers and borders: to the North, with the ejido of Tizimín; south, the "El Girasol"; the East, El Naranjo" and to the west, the ejido of Sucopo.

VII Parcel called "El Girasol" with cadastral number two thousand three hundred thirty eight of the town of Sucopo, municipality and party Tizimin, State of Yucatan, with an acreage of 128.70 hectares (one hundred twenty eight hectares, seventy areas), distance from the town of Sucopo, nine kilometers, from the county base and nearest railroad station, Tizimín, twenty kilometers from the immediate public road, two kilometers and borders: north, San Fernando ranch; south, San Jose parcel; to the East, ejido Sucopo; and to the west, the San Fernando parcel.

That the aforementioned real properties were acquired by it through a purchase from Jorge Alberto Padilla Acevedo and Emilio Alberto Loret de Mola Gomory, as such transaction was formalized by means of public deed number three hundred eighty nine in this city on April twenty three of two thousand eight before Alvaro Roberto Baqueiro Cáceres, titleholder of Notary´s Office number fifty five in the State and which has been noted herein, in the same order in which the real properties have been recorded, under electronic folio numbers 814573 (eight hundred fourteen thousand five hundred seventy three), 814505 (eight hundred fourteen thousand five hundred five), 720085 (seven hundred and twenty thousand and eighty five) 802587 (eight hundred and two thousand five hundred eighty seven), 802596 (eight hundred and two thousand five hundred ninety six ) 719259 (seven hundred and nineteen thousand two hundred fifty nine), 806175 (eight hundred and six thousand one hundred seventy five) and registration numbers 891139 (eight hundred ninety one thousand one hundred thirty nine), 891149 (eight hundred ninety one thousand one hundred nine), 891170 (eight hundred ninety one thousand one hundred and seventy), 891161 (eight hundred ninety one thousand one hundred sixty-one) 891186 (eight hundred ninety one thousand one hundred eighty-six) 891 176 (eight hundred ninety one thousand one hundred seventy six) and 891158 (eight hundred ninety one thousand one hundred fifty eight) of the office of Public Records of Property and Commerce of the State of Yucatán.

SECOND.- "THE SELLER" hereby states: that the foregoing real properties owned by it, as of this date, are being sold ad corpus with no representation or warranty to its use or applicability to the use of the buyer, do not show any liens given that the mortgages that show up in each of the respective certificates of no lien issued by the office of the Public Registry of Property and Commerce of the State, of which the originals have been shown and which I, the Notary, hereby attach to the file of the appendix of this deed, have been cancelled in a previous public deed of this date, which was witnessed by the aforementioned Public Notary Alvaro Roberto Baqueiro Cáceres; such properties are free of any lien and/or encumbrance and/or restriction to the right of property and/or limitation to be transferred free of any lien, that  there are no outstanding property taxes in regard to the aforementioned real properties as evidenced by the original certificates that have been shown and which I, the Notary, hereby attach to the file of the appendix of this deed, and that none of the real properties has potable water services.

THIRD.- "THE SELLER" hereby states: that in regards to the aforementioned properties owned by it, concession to operate, use or utilize the following national subsoil waters:
a) Number 12YUC152508/32ASDA12 of the parcel "SAN JOSÉ", municipality of Tizimín, Yucatán.

b) Number 12YUC151639/32AMDA12  of the parcel "CHUMUCBE", municipality of Tizimín, Yucatán.

c) Number 12YUC151667/32AMDA11 of the parcel "SANTA EULALIA"., municipality of Tizimín, Yucatán.

titles featuring original and of which I, the Notary certified forwarded attested previous copy each and the respective matching the file of documents added to the appendix of this deed.

FOURTH.- THE SELLER hereby states and declares that is the legal grantor of a Unidad de Manejo para la Conservación de la Vida Silvestre (Conservation Wild Life Area) according to permit number 726.4/DVS/155  granted by the Secretaria de Medio Ambiente y Recursos Naturales, dated May 21st, 2010, such certificate has been shown to me and of which I, the Notary, have made a certified copy which has been attached to the document file that makes up the appendix of this deed.

Having represented the foregoing, the parties hereby formalize a purchase agreement which has been agreed upon pursuant to the terms of the following:

CLAUSES:
   FIRST.- "THE SELLER" by means of its legal representative who appears herein hereby states and acknowledges: that it hereby sells and conveys, fully, definitively, and irrevocably, ad corpus, free from all liens, to "THE BUYER" who in turn hereby acquires from it, the full ownership of the seven rustic real properties that are mentioned in the first section of the background of this deed, with all rights and interests appurtenant thereto and whatever is found within their perimeters, with no limitations or reservations, and "THE SELLER" hereby commits to clear all land and titles and disencumber them in case of eviction pursuant to the law.

For a better identification of the real properties being sold herein, both parties requested from the undersigned Notary that the document file of the appendix of these deed include a copy, signed by both parties, of the location plans of each one of such real properties, the originals of which have been shown to me.
In furtherance of the foregoing, THE SELLER hereby represents and warrants to THE BUYER, that there is no lien or right of a third party that is secured by the real properties mentioned herein and that the cancellation of the liens granted by THE SELLER in the public deed mentioned in the preceding paragraph, was made in accordance with all applicable laws and that each and every one of the necessary authorizations and proceedings were duly obtained and carried out in order to make such cancellations.

Additionally, THE SELLER hereby represents that it does not require any corporate authorizations nor any other kind of approvals in order to enter into this transaction, and that the powers of attorney that were granted by means of (Folio of the PAO granted to Juan Herrera) are sufficient and adequate for the holding of this act.

SECOND.- The full price, in a lump sum, agreed upon between the parties for the purchase of the properties is in the amount of MXN $34,871,794.00 (thirty thirty-four million eight hundred seventy one thousand seven hundred and ninety four pesos) of which the following amounts correspond to each one of the properties as follows:

a) for the real property named "Chumucbe", the amount of MXN $7,935,033.63 (seven million nine hundred thirty five thousand thirty three pesos and sixty three cents).
b) for the real property named "San Jorge",  the amount of MXN$2,329,468.13 (Two million three hundred twenty nine thousand four hundred and sixty eight pesos, thirteen cents).
c) for the real property named "San José", the amount of MXN$7,966,165.61 (Seven million nine hundred and sixty six thousand one hundred and sixty five pesos sixty one cents;
d) for the real property currently named "Santa Eulalia", the amount of MXN$6,522,194.74 (six million five hundred thousand one hundred and ninety four pesos and seventy four cents).
e) for the real property named "Santa Nazaria",  the amount of MXN$5,429,995.64 (Five million four hundred twenty nine thousand nine hundred and ninety five pesos, and sixty four cents).

f) for the real property named "San Fernando", the amount of MXN$2,329,468.13 (Two million three hundred twenty nine thousand four hundred and sixty eight pesos, thirteen cents).
g) for the real property named "El Girasol", the amount of MXN$2,329,468.13 (Two million three hundred twenty nine thousand four hundred and sixty eight pesos, thirteen cents).
Amount which is paid by "THE BUYER" to "THE SELLER" by means of electronic wire transfer Issued by the buyer itself to "THE SELLER" by means of the banking institution named Banorte a on the amount of MX$34,871,794.00 in favor of Zilkha Trust in the bank account which such trust holds in JP Morgan Chase Bank Na, by express and irrevocable request from THE SELLER since with such amount the "THE SELLER" pays the credit mentioned in the background of this public deed, therefore, THE SELLER hereby grants a formal receipt for the aforementioned full price to "THE BUYER" as well as the most efficient surety that may correspond by law.

THIRD.- By virtue of the sale which has been formalized in the foregoing clauses, the transfer of property, in full ownership, in favor of "THE BUYER" has been duly consummated for each and every one of the real properties mentioned in the first recital of this deed; and the legal delivery of such real properties to the acquiring party has been verified, in accordance to the Law.
FOURTH.- "THE SELLER"  hereby states that it releases "THE BUYER" from any liability arising from any labor, tax, environmental, administrative or other type of incident, hereby binding to hold THE BUYER safe and harmless in any such case and to pay for any damages, expenses and costs, including legal costs and attorneys fees, in which THE BUYER, as a good faith purchaser, may incur in case of any third party claim arising from the aforementioned incidents, as they may be related to the background and facts prior to the performance of this transaction.

FIFTH.- The contracting parties hereby attest: that the price that was agreed upon between them in regards to the sale of each one of the real properties mentioned herein is just and legal; that, while fixing such price, there has been no fraud or damages; and that the real properties themselves were appraised by Efraín J. Díaz y Díaz, who was appointed by the Buyer, Public Broker number one in this State, on the same amount  agreed upon by the parties as the price for each real property, as stated in the reports which were shown to me and which I, the Notary, hereby attach to the document file of the appendix of this deed.

SIXTH.- "THE BUYER" accepts the sales that are granted in its favor in regards to the aforementioned real properties and it hereby attests that, on this day, the physical ownership and holding of such real properties was conveyed to it by "THE SELLER"

SEVENTH – "THE BUYER" acknowledges that it has inspected the properties subject matter of this public deed prior to the execution of this public deed, is satisfied with the condition thereof and, except as may be otherwise expressly set forth in this public deed, and hereby accepts such properties in its present condition, as is, without warranties by seller of any kind or nature as to the suitability of the property for the intended use by buyer. "The Seller" makes no warranty or representation, either express or implied, as to the fitness for a particular use or otherwise, quality, condition, capacity, suitability, merchantability or performance of the property. It being agreed that the property is sold "as is" and that all such risks, are to be borne by The Buyer at its sole risk.

EIGHT – "The Buyer" agrees that it is purchasing the real properties on an Ad Corpus basis and based exclusively on its own investigation and examination of the properties sold, including, but not limited to: (a) the condition of the real properties for Buyer's intended use or for any use whatsoever; (b)  whether or not the real properties  comply with any applicable agricultural, forestry, building, zoning, fire or building code provisions, governmental laws or regulations, or any required permits; (c) the location of the real property's boundaries and the presence or absence of encroachments upon any other property; (d) whether the property is served by a public utility, public water main, public sewer main, or other utilities and the condition thereof and the access thereto; (e) lot size, dimension or square footage of the real properties.

NINTH.- "THE SELLER" hereby states and acknowledges: that within the purchase price which was agreed upon by it with "THE BUYER" for the sale of the real properties mentioned in this deed, it also assigns and conveys to "THE BUYER" each and every one of the rights and entitlements that correspond to it as titleholder of the aforementioned certificates of concession issued by the National Water Commission, described in the background third of this public deed. No water rights or concessions are represented, warrantied or guaranteed by means of the aforementioned certificates. It is agreed by the parties that as a result of the assignment of the concessions, any rights belonging to the "The Seller" are hereby conveyed to the "THE BUYER". THE SELLER" hereby agrees to support the performance of any each and all of the necessary procedures, along with "THE BUYER", so that the latter may be recognized as the new titleholder of the rights and entitlements mentioned herein.
"THE BUYER" hereby accepts the assignment of the rights that are formalized herein in its favor.

TENTH.- "THE SELLER" hereby states that it has paid all of the tax contributions and exploitations in regard to national waters corresponding to the aforementioned concession certificates and it hereby states, under penalty of perjury that it is not aware of any circumstances whatsoever that would impede the assignment of rights which has been made in the foregoing nine clause, and it hereby agrees to give written notice to the National Water Commission in a timely manner regarding the aforementioned assignment of rights for all legal purposes and effects.

ELEVENTH.- THE SELLER hereby states and acknowledges that within the purchase prices which was agreed upon by it THE BUYER" for the sale of the real properties mentioned in this deed, it also assigns and conveys to "THE BUYER" each and every one of the rights and entitlements that correspond to it as titleholder of the Unidad de Manejo para la Conservación de la Vida Silvestre according to permit number 726.4/DVS/155  granted by the Secretaria de Medio Ambiente y Recursos Naturales, mentioned in background fourth. It is agreed by the parties that as a result of the assignment of the title, any rights belonging to the "The Seller" are hereby conveyed to the "THE BUYER". THE SELLER" hereby agrees to support the performance of any each and all of the  necessary procedures, along with "THE BUYER", so that the latter may be recognized as the new titleholder of the rights and entitlements mentioned herein.
THE BUYER accepts the assignment hereby granted.

TWELFTH.- All of the expenses, taxes, charges, and fees that are caused by the sale being formalized in this deed shall be borne exclusively by "THE BUYER", with the sole exception of the payment for income taxes caused by the sale of goods which, pursuant to the corresponding Law, shall be borne by the seller.

THIRTEENTH - In the event of any dispute arising in regards to this purchase sale agreement and the assignment of rights which have been formalized by means of this deed, the parties hereby expressly submit to the jurisdiction of the Judges and Courts of Mérida, Yucatán.

A true and accurate English translation of this deed is attached to the appendix hereof for informative purposes.
In the matter of income taxes, the granting parties hereby represent: that they have made all outstanding payments, providing no evidence thereof, and that they are registered in the Federal Taxpayer´s Registry as follows: mister Juan Antonio Herrera Gomez "THE SELLER" and mister Mateo Alfredo Mazal Beja "THE BUYER".

TAX CLAUSE:
    In the matter of value added tax, such tax is not caused in this deed given that the real properties being transferred hereby have no buildings upon them that are intended to be inhabited, as has been duly established, under penalty of perjury, by "THE SELLER", and therefore article  Thirteen, section first of the relative law is applicable herein. –
    In the matter of the land purchase tax, I, the Notary, having made the corresponding calculations pursuant to the law, have found that the resulting tax to be paid is the sum of MX $697,435.88 pesos, Mexican currency, to be paid by "THE BUYER

In the matter of the provisional income tax payment and "impuesto cedular" in regards to the transfer by means of a sale being formalized in this deed, there have been no calculations or withholdings made given that the seller is a corporate entity.
I, the Notary, hereby attest: that in this granting I have complied with the obligations that are established in articles eighteen of the Federal Law for the Prevention and Identification of Transactions with Funds from Illegal Sources and thirteen of the General Rules for such Law, and other applicable laws, in regards to: a) I identified the parties, including their corresponding names, dates of birth, address and activities or profession; b) the parties themselves evidenced their identity with the respective documents, which include, for each one, the photograph and signature of their holder and they also exhibited the certificates of registration in the National Population Registry and the Federal Taxpayer´s Registry; c) that the parties themselves stated that their corresponding phone numbers and e-mail addresses are as follows: for mister Juan Juan Antonio Herrera Gomez Rueda 9999444656, jherrera@gceholdings.com and for mister  Mateo Alfredo Mazal Beja 8183995600 mmazal@enerall.biz.
The parties themselves, as well as the undersigned Notary, stated and attested that there is no formal or informal business relationship between us as such relationship is defined by article third of the General Rules of the aforementioned Law; e) I requested from the parties that they state whether or not they are aware of any controlling owner or beneficiary in this transaction and they both responded in the negative sense; and f) I have made up the sole file for the identification of each one of the clients or users who are granting this deed pursuant to the terms of article twelve (amended) of the aforementioned Rules of Operation of the Law, attaching the aforementioned documents to the document file of the appendix of this deed.

Lastly, I, the Notary, hereby attest: that the parties who appeared grant to the undersigned Notary, pursuant to the terms of articles eight and nine of the Federal Law for the Protection of Personal Information in the Possession of Individuals, their consent in the matters regarding the treatment of the personal information which is established in this instrument and in the corresponding file and they hereby authorize that the same information be provided to the competent authorities, including those in charge of tax, judicial and public registry affairs, as well as to any parties who may hold a legitimate interest thereon, for all legal purposes and effects; whereas, this deed complies with all of the requirements set forth by article forty nine of the State Notarial Law in effect, insofar as I ascertained the identity and the capacity of the appearing parties, I ensured that they intentionally took part in this transaction, I instructed them about the scope and legal effects hereof, and, at their request, I read this deed, to which they represented their agreement and therefore they hereby sign it before me. Witnessed.-